GOODWIN, PROCTER & HOAR LLP
                               COUNSELLORS AT LAW
                                 EXCHANGE PLACE
                        BOSTON, MASSACHUSETTS 02109-2881

                                                     Telephone (617) 570-1000
                                                    Telecopier (617) 523-1231

                               CONSENT OF COUNSEL

                                                February 24, 1997

To the Trustees of Investors Trust:

        We consent to the incorporation in Post-Effective Amendment No. 15 to the Registration Statement of Investors Trust (the "Trust") on Form N-1A of (i) our opinion dated March 17, 1987 regarding Class B shares of the Investors Trust Government Fund series of the Trust, by reference to Pre-Effective Amendment No. 1 to Securities Act of 1933 filing No.
33-10976 filed March 19, 1987, and (ii) our opinion dated August 3, 1993 regarding Class A shares of the Investors Trust Government Fund series and both Class A shares and Class B shares of the Investors Trust Growth
Fund series, Investors Trust Value Fund series, Investors Trust Tax
Free Fund series and Investors Trust Adjustable Rate Fund series of the Trust, by reference to Post-Effective Amendment No. 8 to Securities Act of 1933 filing No. 33-10976 filed June 4, 1993. We also consent to being named in each of the Prospectuses and the Statement of Additional
Information of the Trust.

                                Very truly yours,

                                /s/ GOODWIN, PROCTOR & HOAR LLP
                                    GOODWIN, PROCTOR & HOAR LLP